EXHIBIT 10.9

SUBSCRIPTION AND PURCHASE AGREEMENT

FOR

SKY PETROLEUM, INC

Offering of up to $8,000,000

Consisting of 10,000,000 Shares of Common Stock $0.001 par value per share

Price per Share $0.80

Accredited or “Offshore” Investors Only

Offering Commencement Date of May 18, 2005

ALL INFORMATION HEREIN WILL BE TREATED CONFIDENTIALLY

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAW OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE ARE SPECULATIVE SECURITIES.

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        Sky Petroleum, Inc., a Nevada corporation (the “Company”) is offering up to 10,000,000 shares of common stock, par value $0.001 per share, at a price of US$0.80 per share for aggregate proceeds of US$8,000,000 (the “Offering”).

        The Offering will terminate upon the earlier of the acceptance by the Company of subscriptions for all of the shares of common stock offered hereby or August 15, 2005, unless extended by the Company in its sole discretion for an additional period of up to one month (the “Offering Termination Date”).

        Persons interested in purchasing shares of common stock of the Company must complete the following Subscription Agreement (including the items required to be completed as set out below) along with their check or money order to:

Sky Petroleum, Inc.
108 Wild Basin Road
Austin, Texas 78746

Please see Appendix C to this Subscription Agreement for complete delivery instructions.

INSTRUCTIONS FOR COMPLETING SUBSCRIPTION AGREEMENT

The following items in this Subscription Agreement must be completed. Please initial each applicable box.

All Subscribers

[ ]	The section entitled “Subscribers’ Details” found on the following page.

[ ]	All Subscribers must initial next to either Section 3.1(a) or Section 3.1(b). If a Subscriber makes the representations in Section 3.1(a), the Subscriber must also initial next to one of the subsections under Section 3.1(a).

Subscribers which are Offshore Investors

[ ]	In addition to the two items above, Offshore Investors (as described in Section 3.1(b) must also complete the Offshore Investor Certificate attached as Appendix B.

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SUBSCRIPTION AGREEMENT

        Subject only to acceptance hereof by the Company in its discretion, the undersigned (hereinafter referred to as the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of common shares (the “Shares”) of Sky Petroleum, Inc., a Nevada corporation (the “Company”), for the aggregate subscription price, as set forth below, representing a subscription price of US$0.80 per common share, upon and subject to the terms and conditions set forth in this Subscription Agreement (the “Subscription Agreement”).

1.	Subscriber’s Details.

______________________________________________
(Name of Subscriber - please print)

By: ___________________________________________
          Authorized Signature

______________________________________________
(Official Capacity or Title - please print)

______________________________________________
(Please print name of individual whose signature appears
above if different than the name of the subscriber
printed above.)
______________________________________________
(Subscriber’s Address, including postal code)

______________________________________________

______________________________________________
(Telephone Number) (E-Mail Address)	Number of Common Shares: _____________________________

Aggregate Subscription Price:   $_________________________

If the Subscriber is signing as agent for a principal,
complete the following:

_____________________________________________
Name of Principal

_____________________________________________
Principal’s Address

_____________________________________________
(Principal’s Telephone Number) (E-Mail Address)

Register the Common Shares as set forth below:

______________________________________________
(Name

______________________________________________
(Account Reference, if applicable)
______________________________________________
(Address, including postal code)

______________________________________________

______________________________________________
Deliver the Common Shares as set forth below:

______________________________________________
(Name

______________________________________________
(Account Reference, if applicable)
______________________________________________
(Contact Name)                          (Telephone Number)

______________________________________________
(Address, including postal code)
______________________________________________

        The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

SKY PETROLEUM, INC. By: _______________________________ Its: _______________________________

Dated: __________________, 2005

2.	Subscription.

2.1	The Subscriber, intending to be legally bound, hereby tenders this subscription for the Shares on the terms and conditions set forth below.

2.2	The Subscriber will deliver payment in cash directly to the Company together with completed copies of all applicable subscription documents in accordance with the delivery instructions attached hereto as Appendix C.

2.3	THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAW OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE ARE SPECULATIVE SECURITIES.

2.4	The Subscriber acknowledges that the Company is a holding company with no current revenues, and there can be no assurances that the Company will ever develop its operations as currently contemplated. The Subscriber acknowledges that an investment in the Shares is extremely speculative and that there is a substantial likelihood that the investor will lose their entire investment.

2.5	The Company’s current business plan is to pursue business opportunities preliminarily in the oil and gas industry. Subscriber acknowledges that, even with the capital raised from the sale of the Shares, there can be no assurances that the Company will be able to accomplish any of the goals described in its Securities and Exchange Commission (“SEC”) filings or pursued by the Company. The Subscriber assumes all the obligations and risks of investigating and conducting due diligence on the matters described in its SEC filings.

2.6	The Company intends to use the net proceeds from the sale of the Shares, after deduction for legal and other miscellaneous costs related to the sale of the Shares, as working capital to accomplish the objectives described in its SEC filings. However, there can be no assurances that the Company will be able to accomplish any of the objectives described in its SEC filings.

2.7	Subscriber expressly covenants and agrees that it will reasonably regard and preserve as confidential any and all information, including but not limited to trade secrets, marketing and sales information, pertaining to the Company’s business,

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including, but not limited to the information contained in any information provided to theSubscriber related to this Offering which may be provided, directly or indirectly, to the Subscriber (“Confidential Information”). Subscriber further covenants that it shall not, without the written authority of the Company, use for Subscriber’s own benefit or purposes or disclose to others, at any time, any such Confidential Information. In the event that Subscriber shall not purchase the Shares on the terms and conditions described in this Subscription Agreement, or upon request of the Company, Subscriber shall return to the Company all written information provided to Subscriber by or regarding Company, and shall not retain any copies or record (electronic or otherwise) thereof.

2.8	The authorized capital of the Company is One Hundred Fifty Million (150,000,000) shares of Common Stock and Ten Million (10,000,000) shares of Preferred Stock. Appendix A to this Subscription Agreement sets forth the issued and outstanding capital of the Company as of May 18, 2005.

3.	Representations and Warranties.

The Subscriber hereby represents and warrants to the Company as follows:

3.1	The Subscriber (and, if the Subscriber is acting on behalf of a principal, such principal) is either (initial next to either (a) or (b)):

_____ (a)	an “accredited investor ” as defined as defined in Rule 501(a) of Regulation D promulgated under the Securities Act (a “U.S. Accredited Investor ”) is as a result of satisfying the requirements of the paragraphs below to which the Subscriber has initialled (the line identified as “P ” is to be initialled by the undersigned if the principal, if any, satisfies the requirements of the corresponding paragraph):

(i) ____ ____ (P)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds US$1,000,000;

(ii) ____ ____ (P)	Any natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(iii) ____ ____ (P)	Any entity in which all of the equity owners are U.S. Accredited Investors;

(iv) ____	Any bank as defined in Section 3(a)(2) of the Securities Act or any

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____ (P)	savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are U.S. Accredited Investors;

(v) ____ ____ (P)	Any private business development company as defined in Section 202(a)(22) of the Investments Advisers Act of 1940;

(vi)____ ____ (P)	Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the Subscription Receipts, with total assets in excess of US$5,000,000;

(vii) ____ ____ (P)	Any director or executive officer of Sky Petroleum, Inc.;

(viii) ____ ____ (P)	Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Subscription Receipts, whose purchase is directed by a sophisticated person, being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

____ (b)	not a “U.S. Person” (as defined in Rule 902(k) of Regulation S promulgated under the Securities Act) nor is it purchasing the Shares on behalf of a U.S. Person, and is purchasing the Shares in an “offshore transaction” (as defined in Rule 902(h) of Regulation S promulgated under the Securities Act) (an “Offshore Investor”) and has completed and delivered the questionnaire attached hereto as Appendix B (the “Offshore Investor Certificate”).

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3.2	The principal amount of the securities subscribed for by the Subscriber, as set forth in Section 1 hereof does not exceed ten percent (10%) of the Subscriber’s net worth.

3.3	The Subscriber has either a pre-existing personal or business relationship with the Company and its officers, directors and controlling persons or by reason of its business or financial expertise has the capacity to protect its own interest in connection with this transaction.

3.4	The Subscriber is acquiring the securities solely for the Subscriber’s own account for investment purposes as a principal and not with a view to resale or distribution of all or any part thereof. The Subscriber is aware that there are legal and practical limits on the Subscriber’s ability to sell or dispose of the securities, and, therefore, that the Subscriber must bear the economic risk of the investment for an indefinite period of time.

3.5	The Subscriber has reached the age of majority (if an individual) according to the laws of the juridiction in which it resides and has adequate means of providing for the Subscriber’s current needs and possible personal contingencies and has need for only limited liquidity of this investment. The Subscriber’s commitment to liquid investments is reasonable in relation to the Subscriber’s net worth.

3.6	The Subscriber understands that the securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are required in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire such securities.

3.7	The Subscriber is not relying on the Company with respect to the tax and other economic considerations relating to this investment. In regard to such considerations, the Subscriber has relied on the advice of, or has consulted with, its own personal tax, investment or other advisors.

3.8	The Subscriber, if executing this Subscription Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Subscription Agreement and each other document included as an exhibit to this Subscription Agreement for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which the Subscriber is executing this Subscription Agreement.

3.9	If the Subscriber is a corporation, the Subscriber is duly and validly organized, validly existing and in good tax and corporate standing as a corporation under the

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laws of the jurisdiction of its incorporation with full power and authority to purchase the securities to be purchased by it and to execute and deliver this Subscription Agreement.

3.10	If the Subscriber is a partnership, the representations, warranties, agreements and understandings set forth above are true with respect to all partners in the Subscriber (and if any such partner is itself a partnership, all persons holding an interest in such partnership, directly or indirectly, including through one or more partnerships), and the person executing this Subscription Agreement has made due inquiry to determine the truthfulness of the representations and warranties made hereby.

3.11	If the Subscriber is purchasing in a representative or fiduciary capacity, the above representations and warranties shall be deemed to have been made on behalf of the person or persons for whom the Subscriber is so purchasing.

3.12	Within five (5) days after receipt of a request from the Company, the Subscriber will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

3.13	The Subscriber or its professional advisor has reviewed the Company’s SEC filings and has been granted the opportunity to conduct a full and fair examination of the records, documents and files of the Company, to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this offering, the Company and its business and prospects, and to obtain any additional information which the Subscriber or its professional advisor deems necessary to verify the accuracy of the information received.

3.14	The Shares were not offered to the Subscriber through an advertisement in printed media of general and regular circulation, radio or television.

3.15	The Subscriber has relied completely on the advice of, or has consulted with, its own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act, except to the extent such advisors shall be deemed to be as such.

3.16	If the Subscriber has consulted a Subscriber representative (“Subscriber Representative”) to evaluate the merits and risks of the undersigned’s investment in the securities, the Subscriber or the Subscriber Representative has been granted the opportunity to examine documents and files, to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this offering, the Company and

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its business and prospects, and to obtain any additional information which the Subscriber or the Subscriber Representative deems necessary to verify the accuracy of the information received.

3.17	The Subscriber either alone or with its Subscriber Representative has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment.

4.	Acknowledgments.

The Subscriber is aware that:

4.1	Investment in the Company involves certain risks, including the potential loss by the Subscriber of interest on their investment herein, and the Subscriber has taken full cognizance of and understands all of the risk factors related to the purchase of the securities. The Subscriber recognizes that the information set forth in this Subscription Agreement does not purport to contain all the information, which would be contained in a registration statement under the Securities Act.

4.2	No federal or state agency has passed upon the securities or made any finding or determination as to the fairness of this transaction.

4.3	The Shares have not been registered under the Securities Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Securities Act and such laws, and may not be sold, pledged, assigned or otherwise disposed of in the absence of an effective registration statement for the securities and any component thereof under the Securities Act or unless an exemption from such registration is available. Provided there is a market for the Company’s securities, the securities will not be eligible for sale for a period of one (1) year from the date of purchase pursuant to the terms of Rule 144 of the Securities Act.

4.4	There currently is no active market for the Company’s securities, however, the Company’s common stock is quoted on the Over-the-Counter Bulletin Board. There can be no assurances that an active market for the Company’s securities will ever develop or if developed, be sustained in the future. Consequently, the Subscriber may never be able to liquidate the Subscriber’s investment and the Subscriber may bear the economic risk of the Subscriber’s investment for an indefinite period of time.

4.5	Unless the Subscriber is an Offshore Investor (as defined in Section 3.1(b), above) and has completed and delivered the Offshore Investor Certificate, the certificates representing the securities will bear the following legend to the effect that:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE

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“ACT”). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

Certificates representing the Shares issued to Offshore Purchasers will bear the legend set forth in the Offshore Purchaser Questionnaire and such securities will be subject to the terms and restrictions set forth therein.

4.6	The Company may refuse to register any transfer of the securities not made in accordance with the Securities Act and the rules and regulations promulgated thereunder.

5.	Brokers.

Each party represents to every other party that no broker or finder has acted for it in connection with this Subscription Agreement, other than the Company’s engagement of introducing agent(s) whom will be paid a broker/finder fee of ten percent (10%) of the funds received. Each party agrees to indemnify, save, defend and hold the other party harmless from and against any fee, loss or expense arising out of claims by brokers or finder shall obtain the release of any and all claims which they may have or which may accrue against the non-employing parties.

6.	Registration.

The Company will use commercially reasonable efforts to prepare and file with SEC within sixty (60) calendar days after the Offering Termination Date, a registration statement (on Form S-3, SB-1, SB-2, S-1, or other appropriate registration statement form reasonably acceptable to the Company) under the Securities Act (the “Registration Statement”), but in no event later than August 31, 2005, in respect of the Subscriber, so as to permit a public offering and resale of the Common Shares (collectively, the “Registrable Securities”) in the United States under the Securities Act by the Subscriber as a selling stockholder and not as an underwriter. The Subscriber will cooperate with the Company in all respects in connection with the Registration Statement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investor and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Any delay or delays caused by the Subsriber, or by any other purchaser of securities of the Company having registration rights similar to those

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contained herein, by failure to cooperate as required hereunder shall not constitute a breach or default of the Company under this Agreement.

7.	Acceptance of Subscription.

The Subscriber hereby confirms that the Company has full right in its sole discretion to accept or reject the subscription of the Subscriber, provided that if the Company decides to reject such subscription, the Company agrees to do so promptly and in writing on or before the Offering Termination Date. In the case of rejection, any cash payments and copies of all executed subscription documents will be promptly returned (without interest or deduction in the case of cash payments).

8.	Indemnification.

The Subscriber agrees to indemnify and hold harmless the Company as well as the affiliates, officers, directors, partners, attorneys, accountants and affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any allegedly false representation or warranty or breach of or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction including, without limitation, any registration statement filed pursuant to Section 6 of this Subscription Agreement.

9.	Irrevocability.

The Subscriber hereby acknowledges and agrees, subject to the provisions of any applicable state securities laws providing for the refund of subscription amounts submitted by the Subscriber, if applicable, that the subscription hereunder is irrevocable and that the Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the Subscriber, and the Subscriber’s respective heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and each such person’s heirs, executors, administrators, successors, legal representatives and assigns.

10.	Modification; Waiver.

Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party

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against whom any such waiver, modification, discharge or termination is sought. Any failure on the part of any party hereunder to comply with any of their obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed; however, waiver on one occasion does not operate to effectuate a waiver on any other occasion.

11.	Notices.

Any notice, demand or other communication which any party hereto may be required or may elect to give anyone interested hereunder shall be sufficiently given if: (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, and addressed, in the case of the Company, to the address given in the preamble hereof, and, if to the Subscriber, to the address set forth hereinafter; or (b) delivered personally by commercial courier service at such address.

12.	Counterparts.

This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute an agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

13.	Entire Agreement.

This Subscription Agreement and all exhibits, schedules and written memoranda attached hereto or otherwise referred to herein, constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transactions evidenced hereby and the subject mater hereof.

14.	Severability.

Each provision of this Subscription Agreement is intended to be severable from every other provision and the invalidity or illegality of the remainder hereof.

15.	Transferability; Assignability.

This Subscription Agreement is not transferable or assignable by the Subscriber.

16.	Applicable Law and Forum.

This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with the laws of the state of Nevada. The federal and state courts of the state of Nevada shall have sole and exclusive jurisdiction over any dispute arising from this Offering and this Subscription Agreement.

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17.	Further Assurances.

At any time and from time to time after the date of this Subscription Agreement, each party shall execute such additional instruments and take such other and further action as may be reasonably requested by any other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purpose of this Subscription Agreement.

18.	Headings.

The article and paragraph headings in this Subscription Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Subscription Agreement.

19.	Survival of Representations, Warranties and Covenants.

The representations, warranties, covenants and agreements contained herein shall survive the date and execution of this Subscription Agreement.

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APPENDIX A

CAPITALIZATION OF SKY PETROLEUM, INC.

BEFORE THIS OFFERING

As of May 18, 2005 and prior to the start of this Offering, [31,000,000] shares of the Company’s common stock were issued and outstanding out of a total of 150,000,000 shares of common stock authorized. Prior to the start of this Offering, the Company had no outstanding shares of preferred stock.

AFTER THIS OFFERING

If all of the Shares available through this Offering are sold, the capitalization of the Company would be as follows:

TABLE 1 - PROSPECTIVE CAPITALIZATION OF COMPANY AFTER OFFERING

Name of Shareholder	Number of Shares	Percentage of Outstanding Common Stock

Current Shareholders (1)	19,000,000	64.41%

Subscribers in this Offering	10,000,000	33.90%

Shares issued to ABC Inc. (2)	500,000	1.69%

TOTAL	29,500,000	100%

(1)     The number of shares held by current shareholders will be reduced by 12,000,000 in connection with this Offering. Daniel Meyer has agreed to contribute 12,000,000 shares of the Company’s common stock held by him upon the closing of this Offering.

(2)     The Company has entered into a compensation agreement (the “Compensation Agreement”) with ABC Inc. related to advisory services that will be provided by ABC Inc. In consideration for the advisory services to be provided by ABC Inc., the Company has agreed to issued 500,000 shares of the Company’s common stock to ABC Inc. upon the signing of a definantive participation agreement with respect to a certain oil concession (the “Participation Agreement”). The Compensation Agreement also requires the Company to issue an additional 500,000 shares of common stock to ABC Inc. if the Company meets the minimum funding requirements of $12.5 million under the Participation Agreement

A-1

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APPENDIX B

OFFSHORE INVESTOR CERTIFICATE

        In addition to the representations and warranties made by the Subscriber in Section 3.1 of the Subscription Agreement, the Subscriber (and, if the Subscriber is acting on behalf of a principal, such principal) hereby represents and warrants to the Company as follows:

        1.     Neither the Subscriber nor any beneficial purchaser for whom it is contracting hereunder is a U.S. Person or a person within the United States and it is not acquiring the Shares for the account of a U.S. Person or a person within the United States.

        2.     The Shares have not been offered to the Subscriber in the United States, and the individuals making the order to purchase the Shares and executing and delivering the Subscription Agreement on behalf of the Subscriber were not in the United States when the order was placed.

        3.     The Subscriber will not offer or sell any of the Shares in the United States unless such securities are registered under the Securities Act and the securities laws of all applicable states of the United States, or an exemption from such registration requirements is available.

        4.     The Subscriber is aware that the Shares have been nor will they be registered under the Securities Act or the securities laws of any state and that the Shares may not be offered or sold, directly or indirectly, in the United States without registration under the Securities Act or compliance with requirements of an exemption from registration and the Subscriber acknowledge that the Corporation has no present intention of filing a registration statement under the Securities Act in respect of such securities.

        5.     If Subscriber is acting in this transaction as a “distributor” (as defined under Regulation S promulgated under the Securities Act), then it will be reselling the Shares only in an offshore transaction and will advise the ultimate Subscriber, or any other distributor to whom they sell the shares that they will be subject to the same restrictions on resale to which they are subject under said Regulation S. Otherwise, as the ultimate Subscriber in this offering, Subscriber is acquiring the Shares solely for their own personal account, for investment purpose only, and is not purchasing with a view to, or for, the resale, distribution, subdivision or fractionalization thereof.

        6.     The Subscriber is neither a member of nor is affiliated with or employed by a member of the National Association of Securities Dealers, Inc., nor is employed by or affiliated with a broker-dealer registered with the U.S. Securities and Exchange Commission nor with any similar agency of any state.

        7.     The Subscriber understands that if it (or any beneficial purchaser on whose behalf it is acting) decides to offer, sell or otherwise transfer any of the Shares, they may be offered, sold or otherwise transferred only (i) to the Company, (ii) outside the United States in compliance with Rule 904 of Regulation S, (iii) in compliance with the exemption from

B-1

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registration under the Securities Act provided by Rule 144 or Rule 144A thereunder, if available, and in compliance with any applicable state securities laws, or (iv) with the prior written consent of the Corporation pursuant to another exemption from registration under the Securities Act and in compliance with any applicable state securities laws, and covenants that it (and any beneficial purchaser for whom it is acting) will not offer or sell the Shares in the United States or to a U.S. Person except as set out above.

        8.     The Subscriber understands that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, certificates representing the Shares, and all certificates issued in exchange therefore or in substitution thereof, shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER REPRESENTS THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES WILL NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT AND IT IS NOT A U.S. PERSON AND IS ACQUIRING THESE SECURITIES IN AN OFFSHORE TRANSACTION, AND AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS CERTIFICATE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE ACT, OR (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE ACT (IF AVAILABLE) AND AGREES THAT IT WILL GIVE EACH PERSON TO WHOM THESE SECURITIES ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND, OR AN OPINION SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

        9.     Neither the Subscriber, nor any affiliate, nor any person acting on their behalf, has made any “directed selling efforts” in the United States, as defined in Regulation S to be: any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being purchased hereby.

___________________________________________
(Name of Subscriber - please print)

By:  ______________________________________
        Authorized Signature

___________________________________________
(Official Capacity or Title - please print)

B-2

Subscriber Initials ___ ___

APPENDIX C

SUBSCRIPTION AGREEMENT DELIVERY INSTRUCTIONS

Wire instructions for subscription funds:

PAYMENTS TO CANADIAN IMPERIAL BANK OF COMMERCE, TORONTO FROM
REMITTERS WORLDWIDE IN ANY CURRENCY

PAY BY SWIFT MT100/103 T0 CIBC TORONTO, CIBCCATT

FIELD 57: ACCOUNT WITH INSTITUTION

//CC001000009 CANADIAN IMPERIAL BANK OF COMMERCE 309 8TH AVENUE S.W. CALGARY, ALBERTA, CANADA, T2P 2P2

FIELD 59: BENIFICIARY CUSTOMER

05 60510 SKY PETROLEUM, INC. //CC = Canadian Clearing Code 0010 = Institution number for CIBC 00009 = 5 digit branch transit code

A copy of the subscription agreement should be faxed to:

780 444-9577 (Attention: Daniel Meyer)

Origonal sent to:

Sky Petroleum, Inc 108 Wild Basin Road Austin, Texas 78746